UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Stephanie Grauerholz — 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Form of

JANUS INVESTMENT FUND

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Janus Investment Fund Joint Special Meeting of Shareholders to Be Held on June 14, 2016.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposal that requires a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting and Form of Proxy Card are available at: https://www.proxy-direct.com/jan-27756

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than June 4, 2016, to facilitate timely delivery. The Joint Special Meeting of Shareholders of Janus Investment Fund will be held on June 14, 2016, at 9:00 a.m., Mountain Time, at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206. To obtain directions to be able to attend the Meeting and vote in person, call 1-800-525-0020.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/jan-27756

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

•  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

•  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JUNE 4, 2016, TO FACILITATE TIMELY DELIVERY.

JAN_27756_NA_042116

Your Fund Holdings:

The following matter will be considered at the Meeting:

1.	To elect eight Trustees, each of whom is considered “independent.”

The Board of Trustees recommends that you vote “FOR” the proposal.

If you wish to attend and vote at the Meeting, please bring this Notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

JAN_27756_NA_042116

Form of

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 14, 2016.

JANUS INVESTMENT FUND	Meeting Information

	Meeting Type:	Joint Special Meeting
	For holders as of:	April 5, 2016
	Date: June 14, 2016	Time: 9:00 AM Mountain Time
	Location:	JW Marriott Hotel
150 Clayton Lane
Denver, Colorado 80206

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends you

vote FOR the following:

1.	To elect eight Trustees each of whom is considered “independent”:

01) Alan A. Brown	05) Gary A. Poliner
02) William D. Cvengros	06) James T. Rothe
03) Raudline Etienne	07) William D. Stewart
04) William F. McCalpin	08) Linda S. Wolf

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions